SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------
                                   FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): January 21, 2003



                            MAVERICK TUBE CORPORATION
                  ---------------------------------------------

             (Exact Name of Registrant as Specified in its Charter)



        Delaware                            1-10651                  43-1455766
  ---------------------                  ------------           ---------------
(State or Other Jurisdiction             (Commission               (IRS Employer
       of Incorporation)                  File Number)       Identification No.)



16401 Swingley Ridge Road, Suite 700, Chesterfield, Missouri              63017
------------------------------------------------------------       ------------
(Address of Principal Executive Offices)                              (Zip Code)



                                 (636) 733-1600
                          -----------------------------

              (Registrant's telephone number, including area code)

                                Not applicable.
         (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

Maverick Tube Corporation  announced on January 20, 2003 its fourth quarter 2002
results.   The  press  release  is  attached  hereto  as  Exhibit  99.1  and  is incorporated herein by reference.


ITEM 9.  REGULATION FD DISCLOSURE

Maverick Tube Corporation will supply certain historical financial information to certain analysts who cover Maverick's common stock during its fourth quarter 2002 earnings conference call on Tuesday January 21, 2003 at 10:00 a.m. CDT. The financial information is attached hereto as Exhibit 99.2 and is incorporated herein by reference.



                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   January 21, 2003


                            MAVERICK TUBE CORPORATION


                                    By:    /s/ Pamela G. Boone
                                       ----------------------------------
                                               Pamela G. Boone
                                               Chief Financial Officer




                                  EXHIBIT INDEX

Exhibit        Description
-------        -----------

99.1           Press Release Dated January 20, 2003

99.2           Certain Historical Financial Information

                                  EX 99.1 - Press Release Dated January 20, 2003

FOR IMMEDIATE RELEASE                                January 20, 2003
---------------------

For further information contact:                     Pamela G. Boone
                                                     Vice President Finance, CFO
                                                     636-733-1600

--------------------------------------------------------------------------------

                            MAVERICK TUBE CORPORATION
                       Reports Fourth Quarter 2002 Results

--------------------------------------------------------------------------------

     St. Louis, January 20, 2003 --- Maverick Tube Corporation (NYSE:MVK) announced today its results for the quarter and full year ended December 31, 2002. The Company reported a fourth quarter loss of $569,000, or $0.01 per diluted share, compared to a loss in the same quarter last year of $1.7 million, or $0.05 per diluted share. The Company benefited during the quarter by a partial trade case recovery received from the U.S. Commerce Department of $2.7 million that reduced the Company's net loss by $0.04 per share. For all of 2002, the Company recorded net income of $3.4 million or $0.09 per diluted share, compared to net income of $28.0 million, or $0.82 per diluted share, in 2001. Included in the net income for the full year in 2002 and 2001 is income of $518,000 and a loss of $11.2 million, respectively, for the disposal of discontinued operations. Net sales were $121.5 and $439.0 million, for the quarter and year ended December 31, 2002, respectively, compared to net sales of $104.7 and $528.6 million for the same quarter and year ended December 31, 2001.

     Total tons of the Company's U.S. energy related products shipped during the fourth quarter increased 7%, compared to the fourth quarter of fiscal 2001. The increase occurred due to higher market share and reduced competition from imports and inventory reductions, offsetting the decline in U.S. drilling rates of 16% during the quarter compared to the fourth quarter of 2001. Energy shipments in Canada also increased 8% during the fourth quarter, with increased market share supplementing slightly higher drilling levels from a year ago. Fourth quarter shipments of the Company's industrial products decreased by 20% compared to the fourth quarter of fiscal 2001.

     Gregg Eisenberg, President and CEO said, "We didn't get the pickup in demand we would normally see at this time of year, particularly given the current high energy price levels we have now. Drilling levels continued to be very sluggish, down by 1% from last quarter. Our U.S. shipments picked up a little from both last quarter and last year despite a sharp drop in overall domestic shipments. Our business in Canada also improved somewhat compared to last year and last quarter. However, our overall results suffered primarily due to the impact of higher steel costs. Considering the difficult problems affecting our industry, I was pleased with our performance."

     Eisenberg went on to say, "We are certainly anticipating an improvement in drilling levels, considering the strong energy prices we have now. Historically, significant increases in oil and gas prices, such as the 39% and 70% increases in the year over year oil and gas prices, respectively, experienced in the fourth quarter, have resulted in increased drilling levels. We are seeing a strong start to the winter drilling season in Canada, and we expect to benefit soon from reduced raw material costs. This suggests to us an improved environment for our business in 2003."

     Maverick Tube Corporation is a St. Louis, Missouri, based manufacturer of tubular products used in the energy industry (drilling, production, well servicing and line pipe applications), as well as industrial tubing products (HSS, electrical conduit and standard pipe used in various industrial applications).

     This news release contains forward-looking information that is based on assumptions that are subject to numerous business risks, many of which are beyond the control of the Company. There is no assurance that such assumptions will prove to be accurate. Actual results may differ from these forward-looking statements due to numerous factors, including those described under "Risk Factors" and elsewhere in Maverick's Form 10-K for its year ended December 31, 2001.

                               - Table attached -

                      SELECTED CONSOLIDATED FINANCIAL DATA
                 For the Fourth Quarter Ended December 31, 2002
        (In thousands, except rig count, tons shipped and per share data)
                                   (Unaudited)

                                                       Fourth Quarter Ended                              Year Ended
                                                           December 31,                                 December 31,
                                                --------------------------------              -------------------------------
                                                      2002              2001                        2002             2001
                                                --------------------------------              -------------------------------

Average U.S. Rig Count                                  847             1,008                         831            1,157
Average Canadian Rig Count                              283               278                         266              342
Tons shipped                                        194,795           186,841                     740,852          886,991

Net sales                                          $121,476          $104,693                    $439,004         $528,606
Gross profit                                          7,590            14,464                      42,500          103,090
Restructuring charge (1)                                861             8,061                       1,542            8,061
Start-up costs (2)                                       --                --                          --            1,101
Partial trade case recovery (3)                      (2,709)               --                      (2,709)              --
Income (loss) from operations                           514            (1,152)                      9,256           63,556
Income (loss) from continuing operations
  before income taxes and
  extraordinary item                                   (569)           (1,854)                      5,776           60,466
Income (loss) from continuing operations
  before extraordinary item                            (569)           (1,675)                      3,113           39,238
Income (loss) from disposal of
  discontinued operations (4)                            --                --                         518          (11,197)
Income before extraordinary loss                       (569)           (1,675)                      3,631           28,041
Extraordinary loss, net of income tax (5)                --                --                         227               --
Net income (loss)                                     ($569)          ($1,675)                     $3,404          $28,041

Basic earnings per share from
  continuing operations before
  extraordinary item                                 ($0.01)           ($0.05)                      $0.08            $1.17
Basic earnings per share before
  extraordinary loss                                 ($0.01)           ($0.05)                      $0.10            $0.84
Basic earnings per share                             ($0.01)           ($0.05)                      $0.09            $0.84

Diluted earnings per share from
  continuing operations before
  extraordinary item                                 ($0.01)           ($0.05)                      $0.08            $1.15
Diluted earnings per share before
  extraordinary loss                                 ($0.01)           ($0.05)                      $0.09            $0.82
Diluted earnings per share                           ($0.01)           ($0.05)                      $0.09            $0.82

Weighted average number of
  shares deemed outstanding (6), (7)             40,932,041        32,805,819                  38,491,962       34,116,725

Working capital (8)                                                                              $199,576         $142,316
Property, plant and equipment-net (8)                                                             178,603          158,261
Goodwill (7), (8)                                                                                  93,987               --
Total assets (8)                                                                                  595,012          357,447

Long-term debt                                                                                   $137,349          $67,991
Stockholders' equity                                                                              338,225          225,383

Depreciation and amortization                                                                     $20,262          $16,296

(1) During the fourth quarter of fiscal 2001, the Company decided to close the Longview, Washington facility and relocated most of that facility's production equipment to Hickman, Arkansas. During the fourth quarter and for the year ended December 31, 2002, the Company incurred additional costs of $861,000 and $1,542,000, respectively, related to the closing of the facility. These costs reduced income from continuing operations before extraordinary items by $0.01 and $0.02 per share, respectively.

(2) During calendar 2000, the Company constructed a new production facility in Hickman, Arkansas. Start-up costs for the year ended December 31, 2001 were $1.1 million. These costs, which were comprised primarily of manufacturing costs incurred prior to the fully integrated operation of the facility, decreased net income for the year ended December 31, 2001 by $0.02 per share.

(3) On December 30, 2002, the Company received a $2.7 million partial recovery for the trade cases outstanding with the Department of Commerce. Payments went to several steel and metals companies under "The Continued Dumping and Subsidy Offset Act of 2000" and were made to cover certain expenses, including investment in manufacturing facilities and acquisition of technology incurred after the imposition of anti-dumping and anti-subsidy measures. This recovery increased income from continuing operations before extraordinary items by $0.04 per share for the quarter and for the year.

(4) On April 17, 2001, the Company recorded an estimated loss on the anticipated sale of its DOM business of approximately $11.2 million (net of $6.3 million of taxes), or $0.32 per share, including the provision for the loss on disposal and operating losses from January 1, 2001 through the phase-out period. On March 29, 2002, the Company completed the sale of its DOM assets for $8.1 million, consisting of cash in the amount of $1.3 million and the buyer's nine year secured promissory note for the balance. The Company guaranteed certain payment obligations to third parties totaling approximately $1.4 million. In connection with the guarantees, the Company was granted liens and appropriate subrogation rights in the assets conveyed to the buyer. The Company recorded income in the first quarter of 2002 from the disposal of these assets of $518,000 (net of $250,000 of taxes).

(5) On March 29, 2002, the Company obtained a new $150.0 million U.S. and Canadian senior credit facility that repaid and replaced the existing bank borrowings. The Company incurred an extraordinary loss resulting from the establishment of its new credit facility, due to the write-off of bank fees that had been previously deferred of $227,000 (net of $137,000 of taxes) or $0.01 per diluted share. On December 31, 2002, the Company expanded the existing senior credit facility to $195.0 million, which includes a short-term $10.0 million secured over-advance facility.

(6) During the second quarter of 2002, the Company issued 5.8 million of its common shares in an underwritten public offering. The net proceeds of this offering were approximately $80.0 million and were primarily used to pay down indebtedness.

(7) On March 29, 2002, the Company acquired 100 percent of the outstanding capital stock of Precision Tube Holding Corporation. The aggregate purchase price for the Precision Tube stock was $62.3 million, consisting of $60.0 million in cash (which amount includes an upward adjustment to reflect the cash on hand as of the closing date) and 200,000 shares of Maverick common stock valued at $2.3 million. The value of the 200,000 shares of common stock was determined based on the average closing price of Maverick's common stock for the two days prior to and after the announcement of the acquisition. The results of Precision's operations have been included in the consolidated financial statements since the date of acquisition. Precision is a supplier of coiled steel pipe for use in down-hole well servicing and line pipe applications.

(8) On December 31, 2002, the Company acquired the assets and certain liabilities of the tubular division of the LTV Steel Corporation. The tubular division is a supplier of electrical conduit and standard pipe products for the construction industry and line pipe products for the energy industry. The balance sheet of the tubular division has been included in the consolidated balance sheet as of December 31, 2002 on a preliminary basis.

     The aggregate purchase price for the tubular division was $120.2 million (including an upward $10.2 million estimated working capital adjustment, subject to finalization). Consequently, the December 31, 2002 balance sheet may be updated to reflect a revised purchase price allocation and the final working capital adjustment. Working capital, property, plant and equipment, goodwill and total assets are estimated on the attached selected consolidated financial data table. Final allocation of the purchase price is expected to be determined upon completion of a marketing study and other asset valuations.

1/20/03

                              Ex 99.2 - Certain Historical Financial Information

                                                      3/31/2002    6/30/2002       9/30/2002     12/31/2002        Total
                                              --------------------------------------------------------------------------
Energy:
Assumptions:
U.S. Domestic:
    Rig Count                                               818           806            853            847
    Import Market Share (Estimate)                        22.6%         19.0%          22.5%          20.1%
    Inventory Change (Estimate)                         (71,887)      (43,473)        52,045       (146,000)    (209,315)


    Energy Net Selling Price                      $      570.47     $  570.83     $   592.21     $   588.40
    Total Cost/Ton                                $      525.33     $  501.12     $   576.73     $   602.42

Canadian:
    Rig Count                                               377           147            249            283
    Total OCTG Shipments (Estimate)                     176,149       107,747        147,421        169,598      601,235
    OCTG Import Market Share (Estimate)                   31.8%         31.4%          31.7%          34.6%
    OCTG Inventory Change (Estimate)                    (62,124)        4,324          7,123         38,045      (12,632)

    Energy Net Selling Price                      $      636.91     $  648.68     $   655.77     $   669.11
    Total Cost/Ton                                $      464.75     $  475.53     $   492.91     $   521.05

Coiled Tubing:

    Energy Net Selling Price                      $           -     $2,621.99     $ 2,715.83     $ 2,771.33
    Total Cost/Ton                                $           -     $2,251.37     $ 2,114.03     $ 1,880.89


    U.S. Domestic Shipments                              74,770        91,042         88,565         90,313      344,689

    Revenues                                      $      42,654     $  51,970     $   52,449     $   53,140   $  200,212
    Costs                                                39,279        45,623         51,078         54,407      190,387
                                              --------------------------------------------------------------------------
    Gross Profit                                  $       3,375     $   6,347     $    1,370     $   (1,267)  $    9,826
    Gross Profit Margin                                    7.9%         12.2%           2.6%          -2.4%         4.9%


    Canadian Shipments                                   61,733        32,548         50,204         60,606      205,092

    Revenues                                      $      39,319     $  21,113     $   32,922     $   40,552   $  133,906
    Costs                                                28,690        15,478         24,746         31,579      100,493
                                              --------------------------------------------------------------------------
    Gross Profit                                  $      10,628     $   5,636     $    8,176     $    8,974   $   33,414
    Gross Profit Margin                                   27.0%         26.7%          24.8%          22.1%        25.0%


    Coiled Tubing:

    Coiled Tubing Shipments                                   -         3,395          3,648          3,634       10,677

    Revenues                                      $           -     $   8,902     $    9,907     $   10,071   $   28,880
    Costs                                                     -         7,522          7,712          6,835       22,069
                                              --------------------------------------------------------------------------
    Gross Profit                                  $           -     $   1,379          2,195     $    3,236   $    6,811
    Gross Profit Margin                                    0.0%        15.50%         22.16%         32.13%       23.58%


    Total Energy Shipments                              136,503       126,985        142,417        154,553      560,458
    Total Energy Revenues                         $      81,973     $  81,985     $   95,278     $  103,763   $  362,999
    Total Energy Costs                                   67,970        68,623         83,536         92,820      312,949
                                              --------------------------------------------------------------------------
    Total Energy Gross Profit                     $      14,003     $  13,362     $   11,742     $   10,943   $   50,050
    Total Energy Gross Profit Margin                      17.1%         16.3%          12.3%         10.54%        13.8%

Industrial Products:
Assumptions:
U.S. Domestic:
    Industrial Products Net Selling Price         $      390.54     $  411.25     $   497.06     $   495.04
    Total Cost Per Ton                            $      369.87     $  344.45     $   419.30     $   470.60

Canadian:
    Industrial Products Net Selling Price         $      424.16     $  478.20     $   546.44     $   519.45
    Total Cost Per Ton                            $      421.76     $  441.00     $   462.55     $   472.37


    U.S. Domestic Shipments                              39,425        40,763         33,200         29,439      142,827

    Revenues                                      $      15,397     $  16,764     $   16,502     $   14,574   $   63,237
    Costs                                                14,582        14,041         13,921         13,854       56,398
                                              --------------------------------------------------------------------------
    Gross Profit                                  $         815     $   2,723     $    2,582     $      720   $    6,839
    Gross Profit Margin                                    5.3%         16.2%          15.6%           4.9%        10.8%


    Canadian Shipments                                    5,426         8,037          3,664          4,904       22,031

    Revenues                                      $       2,301     $   3,844     $    2,002     $    2,547   $   10,694
    Costs                                                 2,288         3,545          1,695          2,317        9,844
                                              --------------------------------------------------------------------------
    Gross Profit                                  $          13     $     299     $      307     $      231   $      850
    Gross Profit Margin                                    0.6%          7.8%          15.4%           9.1%         8.0%


    Total Industrial Shipments                           44,851        48,800         36,864         34,344      164,858
    Total Industrial Revenues                     $      17,698     $  20,607     $   18,504     $   17,121   $   73,931
    Total Industrial Costs                               16,871        17,585         15,615         16,171       66,242
                                              --------------------------------------------------------------------------
    Total Industrial Gross Profit                 $         828    $    3,022     $    2,889     $      950   $    7,689
    Total Industrial Gross Profit Margin                   4.7%         14.7%          15.6%           5.6%        10.4%


Other:
Assumptions:
    Tolling Selling Volume                                3,129         3,585          2,922          5,899       15,535
    Tolling Net Selling Price                     $      167.60     $  180.63     $   105.72     $   100.48
    Tolling Other Cost/Ton                        $      152.07     $  135.61     $   104.15     $    88.11

    Revenues                                      $         524     $     648     $      309     $      593   $    2,074
    Costs                                                   476           486            304            520        1,786
                                              --------------------------------------------------------------------------
    Gross Profit                                  $          49     $     161     $        5             73   $      288
    Gross Profit Margin                                    9.3%         24.9%           1.5%          12.3%        13.9%


    Consolidated Volume                                 184,483       179,371        182,203        194,795      740,851
    Consolidated Net Sales                        $     100,196     $ 103,240     $  114,092     $  121,477   $  439,005
    Consolidated Gross Profit                            14,880        16,545         14,636         11,966       58,027
    Consolidated Gross Profit Margin                      14.9%         16.0%          12.8%           9.9%        13.2%

    Canadian Depreciation - COGS                            624           648            675            742        2,689

    U.S. Domestic Depreciation - COGS                     2,629         3,670          2,904          3,634       12,837

    U.S. Domestic Depreciation - SG&A                       758           319          1,056          1,182        3,315

    Selling, General & Administrative                     6,106         9,394          7,855          7,743       31,098

    Interest Expense (Net)                                  595           894            908          1,083        3,480

    Income (Loss) Before Income Taxes                     4,168         1,620          1,238         (2,418)       4,608

    Taxes                                                 1,720           640            602           (814)       2,148

    Tax Effected Discontinued DOM Operations               (518)            -              -              -         (518)

    Tax Effected Partial Trade Case Relief                    -             -              -         (1,517)      (1,517)

    Tax Effected Restructuring Charge                       381             -              -            482          864

    Income (Loss) Before Extraordinary Items              2,584           980            636           (569)       3,631

    Extraordinary Item (net of Income Tax)                  227             -              -              -          227
                                              --------------------------------------------------------------------------
    Net Income                                    $       2,357     $     980     $      636     $     (569)  $    3,404
                                              ==========================================================================
    EPS                                           $        0.07     $    0.03     $     0.02     $    (0.01)  $     0.09
                                              ==========================================================================
    Fully Diluted Shares Outstanding                 33,525,942    37,974,412     41,149,188     40,932,041   38,491,962

                                                      3/31/2001    6/30/2001       9/30/2001     12/31/2001        Total
                                              --------------------------------------------------------------------------
Energy:
Assumptions:
U.S. Domestic:
    Rig Count                                             1,142         1,237          1,241          1,008
    Import Market Share (Estimate)                        27.3%         32.0%          32.3%          28.5%
    Inventory Change (Estimate)                           9,411        89,478        (22,029)       (91,509)     (14,649)


    Energy Net Selling Price                      $      695.20     $  655.39     $   640.17      $  628.25
    Total Cost/Ton                                $      540.49     $  476.07     $   502.59      $  528.50

Canadian:
    Rig Count                                               515           252            320            278
    Total OCTG Shipments (Estimate)                     213,716       132,816        182,078        156,613      685,223
    OCTG Import Market Share (Estimate)                   30.0%         29.6%          34.4%          34.8%
    OCTG Inventory Change (Estimate)                    (35,027)       13,383          9,170         12,136         (338)

    Energy Net Selling Price                      $      702.38     $  655.49     $   659.97      $  614.69
    Total Cost/Ton                                $      504.72     $  463.39     $   462.59      $  446.94


    U.S. Domestic Shipments                              99,758       115,319        116,328         84,336      415,741

    Revenues                                      $      69,352     $  75,579     $   74,470      $  52,984   $  272,385
    Costs                                                53,919        54,901         58,465         44,572      211,856
                                              --------------------------------------------------------------------------
    Gross Profit                                  $      15,434     $  20,678     $   16,005      $   8,412   $   60,529
    Gross Profit Margin                                   22.3%         27.4%          21.5%          15.9%        22.2%


    Canadian Shipments                                   87,901        56,977         63,728         55,883      264,489

    Revenues                                      $      61,740     $  37,348     $   42,058      $  34,351   $  175,497
    Costs                                                44,365        26,403         29,480         24,977      125,224
                                              --------------------------------------------------------------------------
    Gross Profit                                  $      17,374     $  10,945     $   12,579      $   9,374   $   50,272
    Gross Profit Margin                                   28.1%         29.3%          29.9%          27.3%        28.6%


    Total Energy Shipments                              187,659       172,296        180,056        140,219      680,230
    Total Energy Revenues                         $     131,092     $ 112,926     $  116,528      $  87,335   $  447,881
    Total Energy Costs                                   98,284        81,303         87,945         69,548      337,081
                                              --------------------------------------------------------------------------
    Total Energy Gross Profit                     $      32,808     $  31,623     $   28,583      $  17,787   $  110,801
    Total Energy Gross Profit Margin                      25.0%         28.0%          24.5%          20.4%        24.7%


Industrial Products:
Assumptions:
U.S. Domestic:
    Industrial Products Net Selling Price         $      422.93     $  423.17     $   401.45      $  395.64
    Total Cost Per Ton                            $      395.36     $  390.94     $   401.16      $  377.42

Canadian:
    Industrial Products Net Selling Price         $      436.28     $  416.00     $   400.27      $  358.64
    Total Cost Per Ton                            $      438.11     $  361.94     $   378.92      $  436.02


    U.S. Domestic Shipments                              37,598        38,903         37,528         38,109      152,139

    Revenues                                      $      15,901     $  16,463     $   15,066      $  15,077   $   62,507
    Costs                                                14,865        15,209         15,055         14,383       59,512
                                              --------------------------------------------------------------------------
    Gross Profit                                  $       1,037     $   1,254     $       11      $     694   $    2,995
    Gross Profit Margin                                    6.5%          7.6%           0.1%           4.6%         4.8%


    Canadian Shipments                                   11,632         8,008          6,053          5,011       30,704

    Revenues                                      $       5,075     $   3,331     $    2,423      $   1,797   $   12,626
    Costs                                                 5,096         2,898          2,294          2,185       12,473
                                              --------------------------------------------------------------------------
    Gross Profit                                  $         (21)    $     433     $      129      $    (388)  $      153
    Gross Profit Margin                                   -0.4%         13.0%           5.3%         -21.6%         1.2%


    Total Industrial Shipments                           49,230        46,911         43,581         43,120      182,842
    Total Industrial Revenues                     $      20,976     $  19,794     $   17,489      $  16,874   $   75,133
    Total Industrial Costs                               19,961        18,107         17,348         16,568       71,984
                                              --------------------------------------------------------------------------
    Total Industrial Gross Profit                 $       1,015     $   1,687     $      140      $     307   $    3,149
    Total Industrial Gross Profit Margin                   4.8%          8.5%           0.8%           1.8%         4.2%

Other:
Assumptions:
    Tolling Selling Volume                                7,310         6,112          6,996          3,502       23,919
    Tolling Net Selling Price                     $      192.41     $  301.21     $   265.91      $  138.15
    Tolling Other Cost/Ton                        $      148.25     $  151.04     $    73.78      $  139.00

    Revenues                                      $       1,406     $   1,841     $    1,860      $     484   $    5,591
    Costs                                                 1,084           923            516            487        3,010
                                              --------------------------------------------------------------------------
    Gross Profit                                  $         323     $     918     $    1,344      $      (3)  $    2,582
    Gross Profit Margin                                   23.0%         49.9%          72.3%          -0.6%        46.2%


    Consolidated Volume                                 244,198       225,320        230,633        186,841      886,991
    Consolidated Net Sales                        $     153,474     $ 134,561     $  135,877      $ 104,693   $  528,606
    Consolidated Gross Profit                            34,146        34,226         30,068         18,090      116,531
    Consolidated Gross Profit Margin                      22.2%         25.4%          22.1%          17.3%        22.0%

    Start-Up                                              1,064            37              -              -        1,101

    Canadian Depreciation - COGS                          1,258         1,240          1,206          1,175        4,879

    U.S. Domestic Depreciation - COGS                     1,807         1,996          2,308          2,451        8,562

    U.S. Domestic Depreciation - SG&A                       361           386            390            264        1,401

    Selling, General & Administrative                     6,093         7,473          6,666          7,291       27,523

    Interest Expense (Net)                                  657           934            797            702        3,090

    Income (Loss) Before Income Taxes                    22,906        22,160         18,701          6,207       69,975

    Taxes                                                 7,882         7,731          6,344          2,288       24,245

    Tax Effected Discontinued DOM Operations             11,197             -              -              -       11,197

    Tax Effected Restructuring Charge                         -             -              -          5,594        5,594

    Tax Effected Transaction Costs                            -             -            898              -          898
                                              --------------------------------------------------------------------------
    Net Income (Loss)                             $       3,827     $  14,429     $   11,459      $  (1,675)  $   28,041
                                              ==========================================================================
    EPS                                           $        0.11     $    0.42     $     0.34      $   (0.05)  $     0.82
                                              ==========================================================================
    Fully Diluted Shares Outstanding                 34,574,692    34,590,068     34,181,324     32,805,819   34,116,817

                                                      3/31/2000    6/30/2000       9/30/2000     12/31/2000        Total
                                             ---------------------------------------------------------------------------
Energy:
Assumptions:
U.S. Domestic:
    Rig Count                                               770           842            981           1076
    Import Market Share (Estimate)                        28.0%         30.7%          30.3%          34.8%
    Inventory Change (Estimate)                         101,000       120,000         81,000        133,602      435,602

    Energy Net Selling Price                      $      612.40     $  631.17     $   673.20      $  684.34
    Total Cost/Ton                                $      547.22     $  540.92     $   558.46      $  563.85


Canadian:
    Rig Count                                               469           216            313            380
    Total OCTG Shipments (Estimate)                     196,528       156,630        172,598        212,801      738,557
    OCTG Import Market Share (Estimate)                   38.0%         36.0%          31.0%          39.0%
    OCTG Inventory Change (Estimate)                     13,548        13,973        (12,943)       (11,321)       3,257

    Energy Net Selling Price                      $      747.34     $  710.55     $   703.97      $  673.51
    Total Cost/Ton                                $      570.97     $  565.74     $   597.70      $  530.39


    U.S. Domestic Shipments                              79,948        84,935         92,268         84,459      341,610

    Revenues                                      $      48,960     $  53,608     $   62,115      $  57,804   $  222,487
    Costs                                                43,749        45,943         51,528         47,622      188,841
                                              --------------------------------------------------------------------------
    Gross Profit                                  $       5,211     $   7,665     $   10,587      $  10,182   $   33,646
    Gross Profit Margin                                   10.6%         14.3%          17.0%          17.6%        15.1%


    Canadian Shipments                                   81,994        67,253         70,181        105,664      325,092

    Revenues                                      $      58,868     $  47,787     $   49,405      $  71,167   $  227,227
    Costs                                                46,816        38,047         41,947         56,043      182,854
                                              --------------------------------------------------------------------------
    Gross Profit                                  $      12,051     $   9,739     $    7,458      $  15,123   $   44,373
    Gross Profit Margin                                   20.5%         20.4%          15.1%          21.3%        19.5%


    Total Energy Shipments                              161,942       152,188        162,449        190,123      666,702
    Total Energy Revenues                         $     107,828     $ 101,395     $  111,520      $ 128,970   $  449,714
    Total Energy Costs                                   90,565        83,990         93,475        103,665      371,695
                                              --------------------------------------------------------------------------
    Total Energy Gross Profit                     $      17,263     $  17,405     $   18,046      $  25,305   $   78,019
    Total Energy Gross Profit Margin                      16.0%         17.2%          16.2%          19.6%        17.3%


Industrial Products:
Assumptions:
U.S. Domestic:
    Industrial Products Net Selling Price         $      448.52     $  462.26     $   467.29      $  444.05
    Total Cost Per Ton                            $      409.89     $  426.62     $   434.38      $  413.70

Canadian:
    Industrial Products Net Selling Price         $      467.62     $  499.22     $   445.74      $  473.58
    Total Cost Per Ton                            $      459.37     $  399.97     $   449.54      $  463.24

    U.S. Domestic Shipments                              40,199        35,778         36,115         44,988      157,080

    Revenues                                      $      18,030     $  16,539     $   16,876      $  19,977   $   71,422
    Costs                                                16,477        15,264         15,688         18,612       66,040
                                              --------------------------------------------------------------------------
    Gross Profit                                  $       1,553     $   1,275     $    1,188      $   1,366   $    5,382
    Gross Profit Margin                                    8.6%          7.7%           7.0%           6.8%         7.5%


    Canadian Shipments                                   11,760        10,231          9,869          9,144       41,004

    Revenues                                      $       5,499     $   5,107     $    4,399      $   4,331   $   19,337
    Costs                                                 5,402         4,092          4,436          4,236       18,167
                                              --------------------------------------------------------------------------
    Gross Profit                                  $          97     $   1,015     $      (37)     $      95   $    1,170
    Gross Profit Margin                                    1.8%         19.9%          -0.8%           2.2%         6.0%

    Total Industrial Shipments                           51,959        46,009         45,984         54,132      198,084
    Total Industrial Revenues                     $      23,529     $  21,646     $   21,276      $  24,308   $   90,759
    Total Industrial Costs                               21,879        19,356         20,124         22,848       84,207
                                              --------------------------------------------------------------------------
    Total Industrial Gross Profit                 $       1,650     $   2,290     $    1,151      $   1,460   $    6,552
    Total Industrial Gross Profit Margin                   7.0%         10.6%           5.4%           6.0%         7.2%

Other:
Assumptions:
    Tolling Selling Volume                                7,907         1,842          5,437         11,258       26,444
    Tolling Net Selling Price                     $      149.55     $  170.20     $   217.76      $  155.77
    Tolling Other Cost/Ton                        $      113.26     $  149.03     $   143.51      $   92.44


    Revenues                                      $       1,183     $     314     $    1,184      $   1,753   $    4,433
    Costs                                                   896           275            780          1,041        2,991
                                              --------------------------------------------------------------------------
    Gross Profit                                  $         287     $      39     $      404      $     713   $    1,442
    Gross Profit Margin                                   24.3%         12.4%          34.1%          40.6%        32.5%


    Consolidated Volume                                 221,808       200,039        213,870        255,513      891,230
    Consolidated Net Sales                        $     132,540     $ 123,355     $  133,980      $ 155,032   $  544,906
    Consolidated Gross Profit                            19,154        19,772         19,609         27,480       86,012
    Consolidated Gross Profit Margin                      14.5%         16.0%          14.6%          17.7%        15.8%

    Start-Up                                                  -             -            615           (348)         267

    Canadian Depreciation - COGS                          1,159         1,145          1,249          1,259        4,812

    U.S. Domestic Depreciation - COGS                     1,510         1,517          1,552          1,800        6,379

    U.S. Domestic Depreciation - SG&A                       379           417            298            317        1,411

    Selling, General & Administrative                     5,299         6,011          5,792          6,656       23,758

    Interest Expense (Net)                                  549           839            731          1,023        3,142

    Income Before Income Taxes                           10,257         9,844          9,372         16,773       46,246

    Taxes                                                 4,099         3,460          3,077          6,097       16,734

    Tax Effected Discontinued DOM Operations                604           160            566            790        2,120

    Tax Effected Transaction Costs                            -             -          9,436              -        9,436

    Tax Effected Inventory Reserve
    Adjustments                                               -             -          1,391              -        1,391
                                              --------------------------------------------------------------------------
    Net Income (Loss)                             $       5,554     $   6,224     $   (5,098)     $   9,886   $   16,565
                                              ==========================================================================
    EPS                                           $        0.16     $    0.18     $    (0.15)     $    0.29   $     0.48
                                              ==========================================================================
    Fully Diluted Shares Outstanding                 34,486,696    34,596,811     33,674,011     34,477,166

                                                      3/31/1999    6/30/1999       9/30/1999     12/31/1999        Total
                                             ---------------------------------------------------------------------------

Energy:
Assumptions:
U.S. Domestic:
    Rig Count                                               554           524            649            775
    Import Market Share (Estimate)                         9.2%          8.6%           7.1%          17.0%
    Inventory Change (Estimate)                         (66,000)      (79,377)       (24,000)        15,000     (154,377)

    Energy Net Selling Price                      $      552.36     $  529.37     $   526.07      $  554.64
    Total Cost/Ton                                $      583.84     $  523.18     $   494.43      $  514.69


Canadian:
    Rig Count                                               290           104            253            337
    Total OCTG Shipments (Estimate)                      80,358        62,611        135,694        184,968      463,632
    OCTG Import Market Share (Estimate)                   26.0%         37.0%          30.0%          40.0%
    OCTG Inventory Change (Estimate)                    (24,548)      (25,945)         1,432         54,574        5,512

    Energy Net Selling Price                      $      682.16     $  655.71     $   639.01      $  653.20
    Total Cost/Ton                                $      578.61     $  559.15     $   550.99      $  538.77



    U.S. Domestic Shipments                              30,243        47,413         66,662         89,450      233,768

    Revenues                                      $      16,705     $  25,099     $   35,069      $  49,612   $  126,485
    Costs                                                17,657        24,806         32,960         46,039      121,462
                                              --------------------------------------------------------------------------
    Gross Profit                                  $        (952)    $     293     $    2,109      $   3,573   $    5,023
    Gross Profit Margin                                   -5.7%          1.2%           6.0%           7.2%         4.0%


    Canadian Shipments                                   35,751        22,891         47,022         82,425      188,089

    Revenues                                      $      24,388     $  15,010     $   30,048      $  53,840   $  123,285
    Costs                                                20,686        12,800         25,909         44,408      103,802
                                              --------------------------------------------------------------------------
    Gross Profit                                  $       3,702     $   2,210     $    4,139      $   9,432   $   19,483
    Gross Profit Margin                                   15.2%         14.7%          13.8%          17.5%        15.8%

    Total Energy Shipments                               65,994        70,304        113,684        171,875      421,857
    Total Energy Revenues                         $      41,093     $  40,109     $   65,116      $ 103,452   $  249,770
    Total Energy Costs                                   38,343        37,605         58,869         90,447      225,264
                                              --------------------------------------------------------------------------
    Total Energy Gross Profit                     $       2,750     $   2,504     $    6,248      $  13,005   $   24,509
    Total Energy Gross Profit Margin                       6.7%          6.2%           9.6%          12.6%         9.8%


Industrial Products:
Assumptions:
U.S. Domestic:
    Industrial Products Net Selling Price         $      433.35     $  418.92     $   437.57      $  436.67
    Total Cost Per Ton                            $      389.68     $  371.94     $   385.38      $  404.09


Canadian:
    Industrial Products Net Selling Price         $      477.55     $  462.48     $   450.11      $  456.95
    Total Cost Per Ton                            $      475.03     $  455.28     $   472.03      $  438.02



    U.S. Domestic Shipments                              37,829        37,131         37,804         40,351      153,115

    Revenues                                      $      16,393     $  15,555     $   16,542      $  17,620   $   66,110
    Costs                                                14,741        13,811         14,569         16,306       59,426
                                              --------------------------------------------------------------------------
    Gross Profit                                  $       1,652     $   1,744     $    1,973      $   1,315   $    6,684
    Gross Profit Margin                                   10.1%         11.2%          11.9%           7.5%        10.1%


    Canadian Shipments                                    5,723         8,624         12,329         11,457       38,133

    Revenues                                      $       2,733     $   3,989     $    5,550      $   5,235   $   17,507
    Costs                                                 2,719         3,926          5,820          5,018       17,483
                                              --------------------------------------------------------------------------
    Gross Profit                                  $          15     $      63     $     (270)     $     217   $       24
    Gross Profit Margin                                    0.5%          1.6%          -4.9%           4.1%         0.1%


    Total Industrial Shipments                           43,552        45,755         50,133         51,808      191,248
    Total Industrial Revenues                     $      19,127     $  19,544     $   22,092      $  22,855   $   83,617
    Total Industrial Costs                               17,460        17,737         20,388         21,324       76,909
                                              --------------------------------------------------------------------------
    Total Industrial Gross Profit                 $       1,667     $   1,807     $    1,703      $   1,531   $    6,708
    Total Industrial Gross Profit Margin                   8.7%          9.2%           7.7%           6.7%         8.0%

Other:
Assumptions:
    Tolling Selling Volume                                    -             -          3,642          5,984        9,626
    Tolling Net Selling Price                     $           -     $       -     $   148.65      $  144.44
    Tolling Other Cost/Ton                        $           -     $       -     $   115.74      $  114.83

    Revenues                                      $          (2)    $       -     $      541      $     864   $    1,403
    Costs                                                  (189)            -            422            687          920
                                              --------------------------------------------------------------------------
    Gross Profit                                  $         186     $       -     $      120      $     177   $      484
    Gross Profit Margin                                -7616.8%          0.0%          22.1%          20.5%        34.5%


    Consolidated Volume                                 109,546       116,059        167,459        229,667      622,731
    Consolidated Net Sales                        $      60,217     $  59,652     $   87,749      $ 127,172   $  334,791
    Consolidated Gross Profit                             4,603         4,310          8,071         14,713       31,698
    Consolidated Gross Profit Margin                       7.6%          7.2%           9.2%          11.6%         9.5%

    Start-Up                                              1,231           826            967              1        3,024

    Canadian Depreciation - COGS                            629         1,108          1,124          1,211        4,072

    U.S. Domestic Depreciation - COGS                     1,554         1,564          1,590          1,633        6,341

    U.S. Domestic Depreciation - SG&A                       151           125            187            114          577

    Selling, General & Administrative                     5,171         4,870          4,940          7,118       22,099

    Interest Expense (Net)                                  433           447            601            257        1,738

    Income (Loss) Before Income Taxes                    (4,565)       (4,629)        (1,338)         4,380       (6,153)

    Taxes                                                (1,497)       (1,309)           103          2,130         (573)

    Tax Effected Discontinued DOM Operations                  -             -              -            687          687
                                              --------------------------------------------------------------------------
    Net Income (Loss)                             $      (3,068)    $  (3,320)    $   (1,441)     $   1,563   $   (6,267)
                                              ==========================================================================
    EPS                                           $       (0.10)    $   (0.11)    $    (0.05)     $    0.05   $    (0.21)
                                              ==========================================================================
    Fully Diluted Shares Outstanding                 31,159,971    31,159,971     31,160,536     34,248,990

                                                      3/31/1998    6/30/1998       9/30/1998     12/31/1998        Total
                                              --------------------------------------------------------------------------

Energy:
Assumptions:
U.S. Domestic:
    Rig Count                                               968           864            796            692
    Import Market Share (Estimate)                        19.9%         17.5%          21.3%          11.3%
    Inventory Change (Estimate)                          65,000        83,343        (70,000)      (153,000)     (74,657)

    Energy Net Selling Price                      $      719.97     $  708.42     $   662.05      $  614.95
    Total Cost/Ton                                $      601.90     $  611.64     $   612.14      $  614.16

Canadian:
    Rig Count                                               459           174            205            201
    Total OCTG Shipments (Estimate)                     222,997       102,515         97,003         84,106      506,622
    OCTG Import Market Share (Estimate)                   34.0%         32.0%          31.0%          23.0%
    OCTG Inventory Change (Estimate)                     64,454         2,197        (26,636)       (16,140)      22,993

    Energy Net Selling Price                      $      774.31     $  762.86     $   716.06      $  684.78
    Total Cost/Ton                                $      617.46     $  591.29     $   568.46      $  561.67


    U.S. Domestic Shipments                              69,045        51,849         47,587         40,640      209,121

    Revenues                                      $      49,710     $  36,731     $   31,505      $  24,992   $  142,937
    Costs                                                41,559        31,713         29,130         24,960      127,361
                                              --------------------------------------------------------------------------
    Gross Profit                                  $       8,152     $   5,018     $    2,375      $      32   $   15,577
    Gross Profit Margin                                   16.4%         13.7%           7.5%           0.1%        10.9%


    Canadian Shipments                                   52,139        25,784         28,100         36,255      142,278

    Revenues                                      $      40,372     $  19,670     $   20,121      $  24,827   $  104,989
    Costs                                                32,194        15,246         15,974         20,363       83,777
                                              --------------------------------------------------------------------------
    Gross Profit                                  $       8,178     $   4,424     $    4,148      $   4,464   $   21,213
    Gross Profit Margin                                   20.3%         22.5%          20.6%          18.0%        20.2%

    Total Energy Shipments                              121,184        77,633         75,687         76,895      351,399
    Total Energy Revenues                         $      90,082     $  56,400     $   51,626      $  49,818   $  247,927
    Total Energy Costs                                   73,752        46,958         45,104         45,323      211,137
                                              --------------------------------------------------------------------------
    Total Energy Gross Profit                     $      16,330     $   9,442     $    6,523      $   4,496   $   36,790
    Total Energy Gross Profit Margin                      18.1%         16.7%          12.6%           9.0%        14.8%


Industrial Products:
Assumptions:
U.S. Domestic:
    Industrial Products Net Selling Price         $      494.04     $  482.79     $   477.98      $  458.79
    Total Cost Per Ton                            $      408.95     $  426.35     $   418.98      $  403.69

Canadian:
    Industrial Products Net Selling Price         $      599.99     $  556.56     $   502.30      $  487.07
    Total Cost Per Ton                            $      591.15     $  559.21     $   540.40      $  497.64

    U.S. Domestic Shipments                              42,178        41,134         42,319         35,511      161,142

    Revenues                                      $      20,838     $  19,859     $   20,268      $  16,332   $   77,297
    Costs                                                17,249        17,537         17,731         14,335       66,852
                                              --------------------------------------------------------------------------
    Gross Profit                                  $       3,589     $   2,322     $    2,537      $   1,997   $   10,445
    Gross Profit Margin                                   17.2%         11.7%          12.5%          12.2%        13.5%


    Canadian Shipments                                    5,409         5,333          4,814          5,735       21,291

    Revenues                                      $       3,245     $   2,968     $    2,418      $   2,794   $   11,425
    Costs                                                 3,198         2,982          2,601          2,854       11,635
                                              --------------------------------------------------------------------------
    Gross Profit                                  $          48     $     (14)    $     (183)     $     (60)  $     (210)
    Gross Profit Margin                                    1.5%         -0.5%          -7.6%          -2.2%        -1.8%

    Total Industrial Shipments                           47,587        46,467         47,133         41,246      182,433
    Total Industrial Revenues                     $      24,083     $  22,827     $   22,686      $  19,126   $   88,722
    Total Industrial Costs                               20,446        20,520         20,332         17,189       78,488
                                              --------------------------------------------------------------------------
    Total Industrial Gross Profit                 $       3,637     $   2,307     $    2,354      $   1,936   $   10,235
    Total Industrial Gross Profit Margin                  15.1%         10.1%          10.4%          10.1%        11.5%

Other:
Assumptions:
    Tolling Selling Volume                                8,892         3,516          2,804          2,339       17,551
    Tolling Net Selling Price                     $      149.01     $  157.11     $   146.11      $  154.35
    Tolling Other Cost/Ton                        $      109.99     $  131.03     $   120.95      $  114.97


    Revenues                                      $       1,325     $     552     $      410      $     361   $    2,648
    Costs                                                   978           461            339            269        2,047
                                              --------------------------------------------------------------------------
    Gross Profit                                  $         347     $      92     $       71      $      92   $      601
    Gross Profit Margin                                   26.2%         16.6%          17.2%          25.5%        22.7%


    Consolidated Volume                                 177,663       127,616        125,624        120,480      551,383
    Consolidated Net Sales                        $     115,490     $  79,780     $   74,722      $  69,305   $  339,297
    Consolidated Gross Profit                            20,314        11,841          8,947          6,524       47,626
    Consolidated Gross Profit Margin                      17.6%         14.8%          12.0%           9.4%        14.0%

    Start-Up                                                  -             -              -          1,465        1,465

    Canadian Depreciation - COGS                            621           601            546            614        2,383

    U.S. Domestic Depreciation - COGS                     1,412         1,669          1,334          1,284        5,699

    U.S. Domestic Depreciation - SG&A                       115           117            117            125          474

    Selling, General & Administrative                     4,173         4,558          6,730          4,548       20,008

    Interest Expense (Net)                                  153           459            515            411        1,537

    Income (Loss)Before Income Taxes                     13,840         4,437           (295)        (1,922)      16,060

    Taxes                                                 4,892         1,529           (394)          (331)       5,695
                                              --------------------------------------------------------------------------
    Net Income (Loss)                             $       8,948     $   2,907     $      100      $  (1,590)  $   10,365
                                              ==========================================================================
    EPS                                           $        0.28     $    0.09     $     0.00      $   (0.05)  $     0.33
                                              ==========================================================================
    Fully Diluted Shares Outstanding                 31,678,128    31,632,488     31,399,074     31,159,971

                                                      3/31/1997    6/30/1997       9/30/1997     12/31/1997        Total
                                              --------------------------------------------------------------------------
Energy:
Assumptions:
U.S. Domestic:
    Rig Count                                               853           933            992            997
    Import Market Share (Estimate)                       19.43%        17.35%         19.52%         18.88%
    Inventory Change (Estimate)                          72,000       173,000         35,000         69,000      349,000

    Energy Net Selling Price                      $      658.14     $  670.46     $   691.03      $  705.75
    Total Cost/Ton                                $      570.66     $  568.68     $   551.71      $  580.81


Canadian:
    Rig Count                                               395           255            398            451
    Total OCTG Shipments (Estimate)                     196,211       148,812        212,746        251,327      809,096
    OCTG Import Market Share (Estimate)                   31.0%         24.0%          23.0%          32.0%
    OCTG Inventory Change (Estimate)                      2,315        21,495          3,638         37,148       62,281

    Energy Net Selling Price                      $      775.53     $  760.00     $   763.17      $  755.87
    Total Cost/Ton                                $      596.52     $  591.61     $   594.74      $  580.53



    U.S. Domestic Shipments                              75,090        85,569         96,918         94,767      352,344

    Revenues                                      $      49,418     $  57,370     $   66,973      $  66,882   $  240,644
    Costs                                                42,851        48,661         53,471         55,041      200,024
                                              --------------------------------------------------------------------------
    Gross Profit                                  $       6,567     $   8,709     $   13,503      $  11,841   $   40,620
    Gross Profit Margin                                   13.3%         15.2%          20.2%          17.7%        16.9%


    Canadian Shipments                                   78,017        63,949         72,687         86,271      300,924

    Revenues                                      $      60,505     $  48,601     $   55,473      $  65,210   $  229,788
    Costs                                                46,539        37,833         43,230         50,083      177,685
                                              --------------------------------------------------------------------------
    Gross Profit                                  $      13,966     $  10,768     $   12,243      $  15,127   $   52,104
    Gross Profit Margin                                   23.1%         22.2%          22.1%          23.2%        22.7%

    Total Energy Shipments                              153,107       149,518        169,605        181,038      653,268
    Total Energy Revenues                         $     109,923     $ 105,971     $  122,446      $ 132,092   $  470,432
    Total Energy Costs                                   89,390        86,494         96,700        105,124      377,708
                                              --------------------------------------------------------------------------
    Total Energy Gross Profit                     $      20,533     $  19,478     $   25,745      $  26,968   $   92,724
    Total Energy Gross Profit Margin                      18.7%         18.4%          21.0%          20.4%        19.7%


Industrial Products:
Assumptions:
U.S. Domestic:
    Industrial Products Net Selling Price         $      496.67     $  500.52     $   497.34      $  498.19
    Total Cost Per Ton                            $      428.66     $  431.26     $   437.48      $  416.33

Canadian:
    Industrial Products Net Selling Price         $      659.27     $  643.69     $   639.00      $  586.65
    Total Cost Per Ton                            $      564.99     $  596.69     $   550.81      $  504.02

    U.S. Domestic Shipments                              34,972        34,561         36,813         39,342      145,688

    Revenues                                      $      17,370     $  17,298     $   18,308      $  19,600   $   72,577
    Costs                                                14,991        14,905         16,105         16,379       62,380
                                              --------------------------------------------------------------------------
    Gross Profit                                  $       2,379     $   2,393     $    2,204      $   3,221   $   10,197
    Gross Profit Margin                                   13.7%         13.8%          12.0%          16.4%        14.0%


    Canadian Shipments                                    7,636         7,648          6,826          6,038       28,148

    Revenues                                      $       5,034     $   4,923     $    4,362      $   3,542   $   17,861
    Costs                                                 4,314         4,563          3,760          3,043       15,681
                                              --------------------------------------------------------------------------
    Gross Profit                                  $         720     $     359     $      602      $     499   $    2,180
    Gross Profit Margin                                   14.3%          7.3%          13.8%          14.1%        12.2%


    Total Industrial Shipments                           42,608        42,209         43,639         45,380      173,836
    Total Industrial Revenues                     $      22,404     $  22,221     $   22,670      $  23,142   $   90,437
    Total Industrial Costs                               19,305        19,468         19,865         19,422       78,061
                                              --------------------------------------------------------------------------
    Total Industrial Gross Profit                 $       3,099     $   2,753     $    2,806      $   3,720   $   12,377
    Total Industrial Gross Profit Margin                  13.8%         12.4%          12.4%          16.1%        13.7%

Other:
Assumptions:
    Tolling Selling Volume                               11,546         5,358         12,024         14,029       42,957
    Tolling Net Selling Price                     $      161.00     $  163.18     $   152.95      $  144.07
    Tolling Other Cost/Ton                        $       96.10     $  103.39     $    98.21      $   82.61

    Revenues                                      $       1,859     $     874     $    1,839      $   2,021   $    6,594
    Costs                                                 1,110           554          1,181          1,159        4,003
                                              --------------------------------------------------------------------------
    Gross Profit                                  $         749     $     320     $      658      $     862   $    2,590
    Gross Profit Margin                                   40.3%         36.6%          35.8%          42.7%        39.3%


    Consolidated Volume                                 207,261       197,085        225,268        240,447      870,061
    Consolidated Net Sales                        $     134,186     $ 129,067     $  146,955      $ 157,255   $  567,463
    Consolidated Gross Profit                            24,381        22,551         29,209         31,550      107,691
    Consolidated Gross Profit Margin                      18.2%         17.5%          19.9%          20.1%        19.0%

    Canadian Depreciation - COGS                            682           691            689            693        2,755

    U.S. Domestic Depreciation - COGS                     1,173         1,309          1,598          1,288        5,368

    U.S. Domestic Depreciation - SG&A                        40           105            116            120          381

    Selling, General & Administrative                     4,586         4,813          6,109          4,473       19,980

    Interest Expense (Net)                                  376           372            431            192        1,372

    Income Before Income Taxes                           17,524        15,260         20,266         24,784       77,835

    Taxes                                                 6,097         5,329          7,655          8,990       28,072
                                              --------------------------------------------------------------------------
    Net Income                                    $      11,427     $   9,931     $   12,611      $  15,794   $   49,763
                                              ==========================================================================
    EPS                                           $        0.37     $    0.32     $     0.40      $    0.50   $     1.58
                                              ==========================================================================
    Fully Diluted Shares Outstanding                 31,026,716    31,393,506     31,538,496     31,856,310


This historical financial information is for analytical purposes only. The historical financial information presented herein has not been prepared in accordance with U.S. generally accepted accounting principles (GAAP) in that:

     o Transaction Costs are presented separately after tax instead of included in Selling, General and Administrative Expense on a pre-tax basis

     o Restructuring charges are presented separately after-tax instead of included in Income (loss) from operations.

     o Inventory Reserve Adjustments are presented separately after tax instead of included in Gross Profit on a pre-tax basis

     o Depreciation is presented separately instead of included in gross profit and selling, general & administrative